                                                                   Exhibit 99.17

                                 LEHMAN BROTHERS

                                   TRANSACTION

Date:        30 June, 2006

To:          Lehman XS Trust, Series 2006-10N
Attention:   c/o U.S. Bank, National Association
             One Federal Street, 3rd Floor
             Boston, MA 02110

From:        Lehman Brothers Special Financing Inc.
             Transaction Management Group
             Kathy Tsang
             Facsimile: 646-885-9551
             Telephone: 212-526-9080

Risk ID: / Effort ID: / Global Deal ID:

SUBJECT: CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and U.S. Bank National Association, solely in its capacity as trustee (the "Trustee") of the Lehman XS Trust, Series 2006-10N, a trust (the "Trust" or "Party B") formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. ("ISDA") (the "Agreement"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

     GENERAL TERMS:

        Trade Date:                  5 June, 2006

        Effective Date:              30 June, 2006

        Termination Date:            25 January 2009, subject to adjustment in
                                     accordance with the Modified Following
                                     Business Day Convention,

        Notional Amount:             USD 151,636,000 for the initial Calculation
                                     Period and for each Calculation Period
                                     thereafter as set forth in Schedule A
                                     attached hereto.

     FIXED AMOUNTS:

        Fixed Amount Payer:          Party B

        Fixed Amount Payer Payment   Inapplicable
        Dates:

     Fixed Amount:                   By its execution hereof and with effect
                                     from the Trade Date above Party A
                                     irrevocably acknowledges receipt of all
                                     agreed consideration from Party B in
                                     respect of this Transaction.

     FLOATING AMOUNTS:

        Floating Rate Payer:         Party A

        Floating Rate:               The lesser of (i) 2.50% and (ii) the
                                     greater of (a) 0% and (b) USD-LIBOR-BBA
                                     with a Designated Maturity of one month
                                     minus 8.84%.

        Floating Rate Payer          The twenty-fifth (25th) calendar day of
        Period End Dates:            each month, commencing January 25, 2006,
                                     subject to adjustment in accordance with the Modified Following Business Day
                                     Convention.

        Early Payment                One (1) Business Day preceding each
                                     Floating Rate Payer Period End Date.

        Spread:                      Inapplicable

        Floating Rate Day Count      Actual/360
        Fraction:

        Reset Dates:                 The first day of each Calculation Period

                     Risk ID: / Effort ID: / Global Deal ID:

     BUSINESS DAYS:                  New York

     MISCELLANEOUS:

        Calculation Agent:           Party A

        Governing Law:               New York, without reference to choice of
                                     law doctrine.

        Transfer:                    Notwithstanding Section 7 of the Agreement,
                                     Party A may assign its rights and
                                     obligations under this Transaction, in
                                     whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. ("Holdings") effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

        Termination Currency:        USD

     ADDITIONAL PROVISIONS:

          1. The "CROSS DEFAULT" provisions of Section 5(a)(vi) of the Master Agreement will not apply.

          2. The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Master Agreement will not apply.

          3. The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

          4.   "SPECIFIED ENTITY" will not apply to either Party A or Party B.

          5. PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e), Loss and Second Method will be used.

          6. The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

                     Risk ID: / Effort ID: / Global Deal ID:

          7. REPRESENTATIONS. Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

               (a) NO AGENCY. It is entering into this Transaction as principal.

               (b) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

               (c) NO RELIANCE. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                    (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

          8 NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

          9. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the "Trustee"), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the "Trust Agreement") dated as of 01 June, 2006, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

          10. NON-PETITION. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Company.

                     Risk ID: / Effort ID: / Global Deal ID:

          11. WAIVER OF TRIAL BY JURY. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

          12. Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

     PAYMENT INSTRUCTIONS FOR PARTY B IN USD:

     US Bank, NA
     ABA# 091000022
     DDA ACCT# 173103321118
     FFC: 103520001
     Ref: LXS 2006-10N

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

                                        Very truly yours,

                                        Lehman Brothers Special Financing Inc.


                                        By:
                                            ------------------------------------
                                        Authorized Signatory

Accepted and confirmed as
of the date first written
Lehman XS Trust, Series 2006-10N
By: U.S. Bank National Association
not in its individual capacity but solely as Trustee


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                     Risk ID: / Effort ID: / Global Deal ID:

                              SCHEDULE A

*CALCULATION PERIOD FROM   *CALCULATION PERIOD UP   NOTIONAL AMOUNT
      AND INCLUDING           TO BUT EXCLUDING          (IN USD)
------------------------   ----------------------   ---------------
        6/25/2006                 7/25/2006          151,636,000.00
        7/25/2006                 8/25/2006          151,636,000.00
        8/25/2006                 9/25/2006          151,636,000.00
        9/25/2006                10/25/2006          151,636,000.00
       10/25/2006                11/25/2006          151,636,000.00
       11/25/2006                12/25/2006          151,636,000.00
       12/25/2006                 1/25/2007          151,636,000.00
        1/25/2007                 2/25/2007          151,636,000.00
        2/25/2007                 3/25/2007          151,636,000.00
        3/25/2007                 4/25/2007          151,636,000.00
        4/25/2007                 5/25/2007          151,636,000.00
        5/25/2007                 6/25/2007          151,636,000.00
        6/25/2007                 7/25/2007          151,636,000.00
        7/25/2007                 8/25/2007          151,636,000.00
        8/25/2007                 9/25/2007          151,636,000.00
        9/25/2007                10/25/2007          151,636,000.00
       10/25/2007                11/25/2007          151,636,000.00
       11/25/2007                12/25/2007          151,636,000.00
       12/25/2007                 1/25/2008          151,636,000.00
        1/25/2008                 2/25/2008          151,636,000.00
        2/25/2008                 3/25/2008          151,636,000.00
        3/25/2008                 4/25/2008          151,636,000.00
        4/25/2008                 5/25/2008          143,141,132.10
        5/25/2008                 6/25/2008          127,275,915.40
        6/25/2008                 7/25/2008          110,431,622.50
        7/25/2008                 8/25/2008           93,713,834.00
        8/25/2008                 9/25/2008           77,389,176.66

                     Risk ID: / Effort ID: / Global Deal ID:

        9/25/2008                10/25/2008           61,446,944.12
       10/25/2008                11/25/2008           45,868,627.35
       11/25/2008                12/25/2008           30,631,715.21
       12/25/2008                 1/25/2009           15,441,748.72

*subject to adjustment in accordance with the relevant Business Day Convention.

                     Risk ID: / Effort ID: / Global Deal ID:

                                 LEHMAN BROTHERS

                                   TRANSACTION

Date:        30 June, 2006

To:          Lehman XS Trust, Series 2006-10N
Attention:   c/o U.S. Bank, National Association
             One Federal Street, 3rd Floor
             Boston, MA 02110

From:        Lehman Brothers Special Financing Inc.
             Transaction Management Group
             Kathy Tsang
             Facsimile: 646-885-9551
             Telephone: 212-526-9080

Risk ID: / Effort ID: / Global Deal ID:

SUBJECT:     CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and U.S. Bank National Association, solely in its capacity as trustee (the "Trustee") of the Lehman XS Trust, Series 2006-10N, a trust (the "Trust" or "Party B") formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. ("ISDA") (the "Agreement"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

     GENERAL TERMS:

        Trade Date:                         5 June, 2006

        Effective Date:                     30 June, 2006

        Termination Date:                   25 September 2011, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention,

        Notional Amount:                    USD 455,184,000 for the initial
                                            Calculation Period and for each
                                            Calculation Period thereafter as set
                                            forth in Schedule A attached hereto.

     FIXED AMOUNTS:

        Fixed Amount Payer:                 Party B

        Fixed Amount Payer Payment Dates:   Inapplicable

        Fixed Amount:                       By its execution hereof and with
                                            effect from the Trade Date above
                                            Party A irrevocably acknowledges
                                            receipt of all agreed consideration
                                            from Party B in respect of this
                                            Transaction.

     FLOATING AMOUNTS:

        Floating  Rate Payer:               Party A

        Floating Rate:                      The lesser of (i) 2.50% and (ii) the
                                            greater of (a) 0% and (b)
                                            USD-LIBOR-BBA with a Designated
                                            Maturity of one month minus 8.79%.

        Floating Rate Payer                 The twenty-fifth (25th) calendar day
        Period End Dates:                   of each month, commencing January
                                            25, 2006, subject to adjustment in
                                            accordance with the Modified
                                            Following Business Day Convention.

        Early Payment                       One (1) Business Day preceding each
                                            Floating Rate Payer Period End Date.

        Spread:                             Inapplicable

        Floating Rate Day Count Fraction:   Actual/360

        Reset Dates:                        The first day of each Calculation
                                            Period

                     Risk ID: / Effort ID: / Global Deal ID:

     BUSINESS DAYS:                         New York

     MISCELLANEOUS:

        Calculation Agent:                  Party A

        Governing Law:                      New York, without reference to
                                            choice of law doctrine.

        Transfer:                           Notwithstanding Section 7 of the
                                            Agreement, Party A may assign its
                                            rights and obligations under this
                                            Transaction, in whole and not in
                                            part, to any Affiliate of Lehman
                                            Brothers Holdings Inc. ("Holdings")
                                            effective upon delivery to Party B
                                            of the guarantee by Holdings, in
                                            favor of Party B, of the obligations
                                            of such Affiliate.

        Termination Currency:               USD

     ADDITIONAL PROVISIONS:

          1. The "CROSS DEFAULT" provisions of Section 5(a)(vi) of the Master Agreement will not apply.

          2. The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Master Agreement will not apply.

          3. The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

          4.   "SPECIFIED ENTITY" will not apply to either Party A or Party B.

          5. PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e), Loss and Second Method will be used.

          6. The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

                     Risk ID: / Effort ID: / Global Deal ID:

          7. REPRESENTATIONS. Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

               (a) NO AGENCY. It is entering into this Transaction as principal.

               (b) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

               (c) NO RELIANCE. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                    (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

          8 NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

          9. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the "Trustee"), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the "Trust Agreement") dated as of 01 June, 2006, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

          10. NON-PETITION. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Company

                     Risk ID: / Effort ID: / Global Deal ID:

          11. WAIVER OF TRIAL BY JURY. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

          12. Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

          PAYMENT INSTRUCTIONS FOR PARTY B IN USD:

          US Bank, NA
          ABA# 091000022
          DDA ACCT# 173103321118
          FFC: 103520001
          Ref: LXS 2006-10N

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

                                        Very truly yours,

                                        Lehman Brothers Special Financing Inc.


                                        By:
                                            ------------------------------------
                                        Authorized Signatory

Accepted and confirmed as
of the date first written
Lehman XS Trust, Series 2006-10N
By: U.S. Bank National Association
not in its individual capacity but solely as Trustee


By
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                     Risk ID: / Effort ID: / Global Deal ID:

                                   SCHEDULE A

*CALCULATION PERIOD FROM   *CALCULATION PERIOD UP   NOTIONAL AMOUNT
      AND INCLUDING           TO BUT EXCLUDING          (IN USD)
------------------------   ----------------------   ---------------
        6/25/2006                 7/25/2006          455,184,000.00
        7/25/2006                 8/25/2006          455,184,000.00
        8/25/2006                 9/25/2006          455,184,000.00
        9/25/2006                10/25/2006          455,184,000.00
       10/25/2006                11/25/2006          455,184,000.00
       11/25/2006                12/25/2006          455,184,000.00
       12/25/2006                 1/25/2007          455,184,000.00
        1/25/2007                 2/25/2007          455,184,000.00
        2/25/2007                 3/25/2007          455,184,000.00
        3/25/2007                 4/25/2007          455,184,000.00
        4/25/2007                 5/25/2007          455,184,000.00
        5/25/2007                 6/25/2007          455,184,000.00
        6/25/2007                 7/25/2007          455,184,000.00
        7/25/2007                 8/25/2007          455,184,000.00
        8/25/2007                 9/25/2007          455,184,000.00
        9/25/2007                10/25/2007          455,184,000.00
       10/25/2007                11/25/2007          455,184,000.00
       11/25/2007                12/25/2007          455,184,000.00
       12/25/2007                 1/25/2008          455,184,000.00
        1/25/2008                 2/25/2008          455,184,000.00
        2/25/2008                 3/25/2008          455,184,000.00
        3/25/2008                 4/25/2008          455,184,000.00
        4/25/2008                 5/25/2008          455,184,000.00
        5/25/2008                 6/25/2008          455,184,000.00
        6/25/2008                 7/25/2008          455,184,000.00
        7/25/2008                 8/25/2008          455,184,000.00
        8/25/2008                 9/25/2008          455,184,000.00

                     Risk ID: / Effort ID: / Global Deal ID:

        9/25/2008                10/25/2008          455,184,000.00
       10/25/2008                11/25/2008          455,184,000.00
       11/25/2008                12/25/2008          455,184,000.00
       12/25/2008                 1/25/2009          455,184,000.00
        1/25/2009                 2/25/2009          455,183,771.06
        2/25/2009                 3/25/2009          438,974,853.41
        3/25/2009                 4/25/2009          422,707,587.97
        4/25/2009                 5/25/2009          405,059,655.68
        5/25/2009                 6/25/2009          383,821,992.44
        6/25/2009                 7/25/2009          356,690,418.68
        7/25/2009                 8/25/2009          329,302,162.10
        8/25/2009                 9/25/2009          304,998,958.58
        9/25/2009                10/25/2009          286,197,344.67
       10/25/2009                11/25/2009          268,541,293.05
       11/25/2009                12/25/2009          251,958,814.09
       12/25/2009                 1/25/2010          236,378,950.41
        1/25/2010                 2/25/2010          221,743,532.15
        2/25/2010                 3/25/2010          207,992,818.09
        3/25/2010                 4/25/2010          195,072,069.70
        4/25/2010                 5/25/2010          182,907,703.41
        5/25/2010                 6/25/2010          171,464,479.40
        6/25/2010                 7/25/2010          160,709,996.94
        7/25/2010                 8/25/2010          150,599,718.19
        8/25/2010                 9/25/2010          141,089,248.50
        9/25/2010                10/25/2010          132,139,916.63
       10/25/2010                11/25/2010          123,725,098.18
       11/25/2010                12/25/2010          115,792,311.13
       12/25/2010                 1/25/2011          108,332,610.34
        1/25/2011                 2/25/2011          101,316,436.14

                     Risk ID: / Effort ID: / Global Deal ID:

        2/25/2011                 3/25/2011           94,708,958.99
        3/25/2011                 4/25/2011           88,493,020.41
        4/25/2011                 5/25/2011           82,643,896.58
        5/25/2011                 6/25/2011           77,139,374.39
        6/25/2011                 7/25/2011           71,958,168.55
        7/25/2011                 8/25/2011           67,080,340.81
        8/25/2011                 9/25/2011           62,487,213.76

*subject to adjustment in accordance with the relevant Business Day Convention.

                     Risk ID: / Effort ID: / Global Deal ID:

                                LEHMAN BROTHERS

                                   TRANSACTION

Date:        30 June, 2006

To:          Lehman XS Trust, Series 2006-10N
Attention:   c/o U.S. Bank, National Association
             One Federal Street, 3rd Floor
             Boston, MA 02110

From:        Lehman Brothers Special Financing Inc.
             Transaction Management Group
             Kathy Tsang
             Facsimile: 646-885-9551
             Telephone: 212-526-9080

Risk ID: / Effort ID: / Global Deal ID:

SUBJECT:     CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and U.S. Bank National Association, solely in its capacity as trustee (the "Trustee") of the Lehman XS Trust, Series 2006-10N, a trust (the "Trust" or "Party B") formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. ("ISDA") (the "Agreement"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

     GENERAL TERMS:
        Trade Date:                         5 June, 2006

        Effective Date:                     30 June, 2006

        Termination Date:                   25 September 2011, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention,

        Notional Amount:                    USD 455,184,000 for the initial
                                            Calculation Period and for each
                                            Calculation Period thereafter as set
                                            forth in Schedule A attached hereto.

     FIXED AMOUNTS:

        Fixed Amount Payer:                 Party B

        Fixed Amount Payer Payment Dates:   Inapplicable

        Fixed Amount:                       By its execution hereof and with
                                            effect from the Trade Date above
                                            Party A irrevocably acknowledges
                                            receipt of all agreed consideration
                                            from Party B in respect of this
                                            Transaction.

     FLOATING AMOUNTS:

        Floating Rate Payer:                Party A

        Floating Rate:                      The lesser of (i) 2.50% and (ii) the
                                            greater of (a) 0% and (b)
                                            USD-LIBOR-BBA with a Designated
                                            Maturity of one month minus 8.74%.

        Floating Rate Payer                 The twenty-fifth (25th) calendar day
        Period End Dates:                   of each month, commencing January
                                            25, 2006, subject to adjustment in
                                            accordance with the Modified
                                            Following Business Day Convention.

        Early Payment                       One (1) Business Day preceding each
                                            Floating Rate Payer Period End Date.

        Spread:                             Inapplicable

        Floating Rate Day Count Fraction:   Actual/360

        Reset Dates:                        The first day of each Calculation
                                            Period

                    Risk ID: / Effort ID: / Global Deal ID:

     BUSINESS DAYS:                         New York

     MISCELLANEOUS:

        Calculation Agent:                  Party A

        Governing Law:                      New York, without reference to
                                            choice of law doctrine.

        Transfer:                           Notwithstanding Section 7 of the
                                            Agreement, Party A may assign its
                                            rights and obligations under this
                                            Transaction, in whole and not in
                                            part, to any Affiliate of Lehman
                                            Brothers Holdings Inc. ("Holdings")
                                            effective upon delivery to Party B
                                            of the guarantee by Holdings, in
                                            favor of Party B, of the obligations
                                            of such Affiliate.

     Termination Currency:                  USD

     ADDITIONAL PROVISIONS:

          1. The "CROSS DEFAULT" provisions of Section 5(a)(vi) of the Master Agreement will not apply.

          2. The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Master Agreement will not apply.

          3. The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

          4.   "SPECIFIED ENTITY" will not apply to either Party A or Party B.

          5. PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e), Loss and Second Method will be used.

          6. The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

                    Risk ID: / Effort ID: / Global Deal ID:

          7. REPRESENTATIONS. Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

               (a) NO AGENCY. It is entering into this Transaction as principal.

               (b) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

               (c) NO RELIANCE. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                    (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

          8. NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

          9. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the "Trustee"), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the "Trust Agreement") dated as of 01 June, 2006, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

          10. NON-PETITION. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Company

                    Risk ID: / Effort ID: / Global Deal ID:

          11. WAIVER OF TRIAL BY JURY. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

          12. Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

          PAYMENT INSTRUCTIONS FOR PARTY B IN USD:

          US Bank, NA
          ABA# 091000022
          DDA ACCT# 173103321118
          FFC: 103520001
          Ref: LXS 2006-10N

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

                                        Very truly yours,

                                        Lehman Brothers Special Financing Inc.


                                        By:
                                            ------------------------------------
                                        Authorized Signatory

Accepted and confirmed as
of the date first written
Lehman XS Trust, Series 2006-10N
By: U.S. Bank National Association
not in its individual capacity but
solely as Trustee


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                    Risk ID: / Effort ID: / Global Deal ID:

                                   SCHEDULE A

*CALCULATION PERIOD FROM   *CALCULATION PERIOD UP   NOTIONAL AMOUNT
      AND INCLUDING           TO BUT EXCLUDING         (IN USD)
------------------------   ----------------------   ---------------
        6/25/2006                 7/25/2006          50,575,000.00
        7/25/2006                 8/25/2006          50,575,000.00
        8/25/2006                 9/25/2006          50,575,000.00
        9/25/2006                10/25/2006          50,575,000.00
       10/25/2006                11/25/2006          50,575,000.00
       11/25/2006                12/25/2006          50,575,000.00
       12/25/2006                 1/25/2007          50,575,000.00
        1/25/2007                 2/25/2007          50,575,000.00
        2/25/2007                 3/25/2007          50,575,000.00
        3/25/2007                 4/25/2007          50,575,000.00
        4/25/2007                 5/25/2007          50,575,000.00
        5/25/2007                 6/25/2007          50,575,000.00
        6/25/2007                 7/25/2007          50,575,000.00
        7/25/2007                 8/25/2007          50,575,000.00
        8/25/2007                 9/25/2007          50,575,000.00
        9/25/2007                10/25/2007          50,575,000.00
       10/25/2007                11/25/2007          50,575,000.00
       11/25/2007                12/25/2007          50,575,000.00
       12/25/2007                 1/25/2008          50,575,000.00
        1/25/2008                 2/25/2008          50,575,000.00
        2/25/2008                 3/25/2008          50,575,000.00
        3/25/2008                 4/25/2008          50,575,000.00
        4/25/2008                 5/25/2008          50,575,000.00
        5/25/2008                 6/25/2008          50,575,000.00
        6/25/2008                 7/25/2008          50,575,000.00
        7/25/2008                 8/25/2008          50,575,000.00
        8/25/2008                 9/25/2008          50,575,000.00

                     Risk ID: / Effort ID: / Global Deal ID:

        9/25/2008                10/25/2008          50,575,000.00
       10/25/2008                11/25/2008          50,575,000.00
       11/25/2008                12/25/2008          50,575,000.00
       12/25/2008                 1/25/2009          50,575,000.00
        1/25/2009                 2/25/2009          50,574,974.56
        2/25/2009                 3/25/2009          48,774,019.32
        3/25/2009                 4/25/2009          46,966,581.12
        4/25/2009                 5/25/2009          45,005,738.53
        5/25/2009                 6/25/2009          42,646,044.82
        6/25/2009                 7/25/2009          39,631,485.12
        7/25/2009                 8/25/2009          36,588,405.67
        8/25/2009                 9/25/2009          33,888,103.12
        9/25/2009                10/25/2009          31,799,076.21
       10/25/2009                11/25/2009          29,837,331.49
       11/25/2009                12/25/2009          27,994,870.26
       12/25/2009                 1/25/2010          26,263,808.52
        1/25/2010                 2/25/2010          24,637,683.09
        2/25/2010                 3/25/2010          23,109,856.18
        3/25/2010                 4/25/2010          21,674,245.85
        4/25/2010                 5/25/2010          20,322,676.32
        5/25/2010                 6/25/2010          19,051,232.13
        6/25/2010                 7/25/2010          17,856,313.26
        7/25/2010                 8/25/2010          16,732,971.17
        8/25/2010                 9/25/2010          15,676,273.21
        9/25/2010                10/25/2010          14,681,922.66
       10/25/2010                11/25/2010          13,746,961.32
       11/25/2010                12/25/2010          12,865,557.96
       12/25/2010                 1/25/2011          12,036,718.71
        1/25/2011                 2/25/2011          11,257,159.21

                     Risk ID: / Effort ID: / Global Deal ID:

        2/25/2011                3/25/2011           10,523,009.60
        3/25/2011                4/25/2011            9,832,363.41
        4/25/2011                5/25/2011            9,182,473.61
        5/25/2011                6/25/2011            8,570,872.13
        6/25/2011                7/25/2011            7,995,193.98
        7/25/2011                8/25/2011            7,453,223.83
        8/25/2011                9/25/2011            6,942,886.47

* subject to adjustment in accordance with the relevant Business Day Convention.

                     Risk ID: / Effort ID: / Global Deal ID: